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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 28, 1997


                       Medicis Pharmaceutical Corporation
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-18443                   52-1574808
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)            Identification No.)


       4343 East Camelback Road, Suite 250
                 Phoenix, Arizona                             85018
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code        (602) 808-8800
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         (Former name or former address, if changed since last report.)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 3, 1997, Medicis Pharmaceutical Corporation (the "Company") acquired all outstanding stock of privately-held GenDerm Corporation, a Delaware corporation ("GenDerm") in an arm's length transaction conducted pursuant to the terms of the Agreement and Plan of Merger dated November 28, 1997 by and among the Company, Medicis Acquisition Corporation, a Delaware corporation and GenDerm (the "Agreement").


         GenDerm is a specialty pharmaceutical company engaged in the discovery, development and marketing of products targeting two principal areas: (i) the treatment of skin and allergic disorders and (ii) the management of pain. GenDerm's principal products include the over-the-counter brands Zostrix(R), a topical analgesic, Occlusal(R), a topical wart remedy, SalAc(R) acne wash and Pentrax(R) anti-dandruff coal tar shampoos; and the prescription brands Novacet(R), a topical rosacea and acne treatment, and Zonalon(R), an anti-itch medication.


         Under terms of the Agreement, Medicis paid an initial $60 million in cash, and will pay an additional sum not to exceed $20 million if certain sales thresholds are achieved during calendar year 1999. The summary of terms of the Agreement contained herein is qualified in its entirety by reference to the Agreement, attached hereto as Exhibit 2.1 and incorporated herein by reference.

         The funds used for the acquisition were obtained from the liquid resources of the Company and no bank or other loans were used for the transaction. The principles involved in determining the valuation followed an assessment of the present value of the assets of GenDerm and an assessment of GenDerm's historical annual sales as a result of research and inquiry by the Company.




ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         The Company will furnish by amendment the financial statements required by this item within 60 days after the date this report is required to be filed.





                                    EXHIBITS

EXHIBIT NO.

     2.1 Agreement of Merger by and between Medicis Pharmaceutical Corporation, a Delaware corporation, Medicis Acquisition Corporation, a Delaware corporation, and GenDerm Corporation, a Delaware corporation, dated November 28, 1997.

     27           Financial Data Schedules  *TO BE FILED BY AMENDMENT*


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDICIS PHARMACEUTICAL CORPORATION,
                                    a Delaware corporation



                                       /s/ Mark A. Prygocki, Sr.
Date December 15, 1997             By __________________________________________
                                   Mark A. Prygocki, Sr, Chief Financial Officer

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